THIS  MODIFICATION  AND EXTENSION OF LEASE  AGREEMENT made this 1st day
March, 2,002 between Innovation Partners, Ltd, a Florida Limited Partnership, Successor in Interest to ECHELON INTERNATIONAL CORPORATION ("Landlord") and, IXION BIOTECHNOLOGY, INC., hereinafter called ("Tenant").

         The parties hereto entered into a Lease Agreement dated September 18, 1998 and a First Amendment of Lease Agreement dated August 15, 2000 and a Second Amendment of Lease Agreement dated October 1, 2000 and a Modification and Amendment of Lease Agreement affecting property described therein.

         The parties desire to modify and extend the Lease Agreement in order to reflect an increase in the amount of square footage to be covered by the Lease with the corresponding increase in rent.

         In consideration of the mutual covenants contained herein, the parties agree as follows.

     1. The leased premises covered by the Lease are more particularly described on Exhibit "A" attached hereto.

     2.   The Lease expiration date is hereby extended to October 31, 2005.

     3. The number of square feet included in the leased premises and covered by the Lease is increased from 11,079 square feet to 12,221 square feet.

     4.   The  Gross  Annual  Rent  shall  be  as  follows:  5/1/02  -  10/31/02
          $15,816.00/month   11/1/02  -  10/31/03   $16,211.41/month  11/1/03  -
          10/31/04 $16,616.70/month 11/1/04 - 10/31/05 $17,032.12/month

     (Note: the above schedule does not include any sales tax or use tax assessed on rental nor any charges due for tenant electricity usage in areas that are not separately metered and billed directly to tenant by the utility company.)

     5. In all other respects the terms and conditions of the Lease dated September 18, 1998, and the subsequent Amendments stated above shall remain unchanged and in full force and effect, except as modified or amended by this agreement.

Witnesses:                                  INNOVATION PARTNER'S LTD
                                By Alachua Innovation Inc, it's General Partner

--------------------                        ---------------------------
                                            Title:_President- Phillip L. Hawley

Date:______________________


                                            IXION BIOTECHNOLOGY, INC.

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                                            Title:_____________________
                                            Date:________________